# Erba® Diagnostics

Mohan Gopalkrishnan, Chief Executive Officer

October 29-30, 2014

# Safe Harbor Statement

This presentation includes statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and ERBA Diagnostics, Inc. ("ERBA"), claims the protection of the safe-harbor for forward-looking statements contained in such act. The forward-looking statements in this presentation are also "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations that involve a number of risks and uncertainties. Although ERBA believes that the expectations contained in the forward-looking statements are based on reasonable assumptions, there is no assurance that expectations will be attained. Actual results could differ materially from those contemplated in the forward-looking statements as a result of a variety of risks and uncertainties, many of which are outside of ERBA's control. These risks and uncertainties include, but are not limited to those relating to: ERBA's projected financial results, including, without limitation, that its target revenue growth and target gross margins may not be achieved and that its actual revenue growth and actual gross margins may be materially different from the amounts set forth in this presentation; ERBA's relationships with Transasia Bio-Medicals Ltd. and ERBA Diagnostics Mannheim GmbH, including, without limitation, that such relationships may not result in the expansion of ERBA's customer or geographic markets, create the expected synergies for the companies, result in enhanced distribution channels or purchasing power or otherwise result in ERBA achieving improved financial performance or operating results; ERBA's goal to achieve and maintain operational efficiencies, including, without limitation, that consolidating its manufacturing sites and manufacturing certain materials in-house may not result in improved operating results, that consolidating its ERP systems may not improve reporting, purchasing and inventory and sales management and that ERBA's efforts to leverage its purchasing may not result in improved cash flow or operating results; the in-vitro diagnostics market and the trends and projections related thereto, including, without limitation, that the in-vitro diagnostics market and consumer demand for in-vitro diagnostics products may not grow at the rates or in the markets anticipated or at all, and other expectations relating to market and customer trends may not be accurate; ERBA's product portfolio, including, without limitation, its suite of instrumentation and in-vitro diagnostic kits, as well as ERBA's sales strategy with respect to such products, including, without limitation, that ERBA may not be successful in bringing its products in development to market when expected or at all, that ERBA may not be successful in marketing its current or future products and that the products may not perform as expected or otherwise be a factor in ERBA's growth or otherwise result in improve financial performance or operating results; and ERBA's growth strategy, including, without limitation, that ERBA may not be successful in expanding its products, customer base, markets or geographic presence, whether organically or through acquisitions, and that ERBA may not be successful in identifying or consummating acquisitions of, or integrating any acquired, businesses or products. ERBA also cautions that past performance and prior trends are not indicative of future results or trends. In addition to the risks and factors identified above, reference is also made to other risks and uncertainties detailed in ERBA's filings with the Securities and Exchange Commission, including, without limitation, those discussed in the "Risk Factors" sections of such filings. ERBA does not undertake, and specifically disclaims any obligation, to update or supplement any forward-looking statements, including, without limitation, to reflect the occurrence of anticipated or unanticipated e
after the date of such statements.

# What We Do

**Profitable Global Co.**

- <200 bed hospitals, smaller labs & physician offices
- Proprietary instruments/recurring reagent sales

**Rich Product Line**

- One-stop shop: immunology, clinical chemistry, hematology, diabetes & infectious disease, urinalysis
- 200+ U.S. 510Ks, 400+ CE Marked products

**Delivering Growth**

- New products, regions & acquisitions
- Target revenue growth > 20%, Target GM > 45%

**Expanding Dx Market**

- Increased WW role: Improve outcomes, reduce costs
- $75 billion WW addressable market by 2018

Erba® Diagnostics

# Key Statistics (NYSE: ERB)

| Shares and Stock as of 6/30/14 | |
|---|---|
| Shares Outstanding | 43.9 M |
| Fully Diluted | 63.3 M |
| Insider Ownership | ~82% |
| Institutional Ownership | ~5% |
| Market Cap 10/27/14 | $127 M |

| As of & for period ended 6/30/14 | |
|---|---|
| Cash | $2.7 M |
| Debt | $1.8 M |
| Revenue (TTM) | $28.6 M |
| EBITDA (TTM) | $2.74 M |

12-Month Stock Performance


4
3.5
3
2.5
2
1.5
1
11/1/2013
1/1/2014
3/1/2014
5/1/2014
7/1/2014
9/1/2014

# One-Stop Shop


Purified Proteins
Clinical Chemistry
Immunology
• Autoimmune
• Infectious diseases
• Allergy
• Hormones
• Drugs of Abuse
Molecular Biology
Haematology
Diabetes Management

# One-Stop Shop
## Hematology & Chemistry



D-3 …



2280 …


XL-200®
Automated Random Access Clinical Chemistry Analyzer
Biochemistry workflow management within reach....


XL640
Fully Automatic Clinical Chemistry Analyzer
Erba Lachema

Hematology Products owned by Erba Diagnostics Inc .
Clinical Chemistry platforms owned by ERBA Mannheim

# One-Stop Shop
## Immunology & Diabetes



**Mago Plus …**

**Mago 4S …**


DSX

**DSX …**



**DS2 …**


Hb - Vario

**Hb Vario…**

Products owned by Erba Diagnostics Inc

Erba® Diagnostics

# $75 Billion Global Market by 2018

## *Double Digit Growth in Emerging Markets*


(US$ B)
$0
$10
$20
$30
$40
$50
$60
$70
$80
Global IVD*
Chemistry#
Hematalogy
Diabetes HbA1c+
Autoimmune##
Infectious Disease**
Urinalysis
2015 U.S. Launch (Est. $1.5B market by 2018)
Coagulation

*Sources: * Transparency Market Research; # Clinical Chemistry Market Report – Renub Research; + Kalorama market Report; ** Global Industry Analyst Report; ## Frost & Sullivan Global Autoimmune testing Market report*

# Built for Global Success

## Worldwide Footprint

- Full service distributors in 33+ countries with sales, marketing and service
- Sales offices in 8 countries; 350+sales, marketing, and service associates

## Nimble Organization with Significant Resources

- Established breadth of products, international presence, and manufacturing, supply chain, and QC of established organization
- Successfully consolidated manufacturing, SG&A from multiple acquisitions
- ERBA Manheim parent: operational presence in 55 countries

# Driving Operational Efficiencies

## Manufacturing Consolidation

- Expanded core manufacturing facility by 30,000 Sq. Ft.
- Consolidating manufacturing sites during 2014 (U.K., Texas, Miami)
- Manufacture biologicals for AI and ID kit materials in-house

## One ERP Platform

- Consolidation of three ERP systems into one
- Improving reporting, purchasing, inventory & sales management

## Leverage Purchasing

- Just in time inventory
- Enhanced purchasing power through ERBA Mannheim group
- Goal of improved Cash Flow

Erba® Diagnostics

# Driving Growth

| | |
|---|---|
| Product Line | • Expand organically<br>• Acquisitions (successful track record) |
| Geographic | • Emerging markets<br>• Leverage ERBA Manheim companies |
| Financial | • Target revenue growth of > 20%<br>• Target gross margins > 45% |

Erba® Diagnostics

# Driving Growth
## *Near-Term Launches Address Large Markets*




Hb - Vario
Erba

| Lisa XL | |
|---|---|
| **Function** | Fully automated analyzer & IFA processor |
| **Target Customer** | Blood Banks, infectious diseases & autoimmune markets |
| **Attributes** | • Dual probe processing = faster throughput than most micro plates<br>• More flexible, economical |

| Hb-Vario: Diabetes Monitoring | |
|---|---|
| **Function** | Automated HPLC measures glycated hemoglobin (HbA1c) and A2 |
| **Target Customer** | Outpatient clinics and other small hospital-based laboratories |
| **Attributes** | • U.S. $26 B Est. 2015 global diabetes mkt<br>• Measurement control of A1c key to reducing co-morbidity complications |

Products owned by Erba Diagnostics Inc

Erba® Diagnostics

# Sales by Region & Type

## 2014 Sales by Region:


18%
5%
16%
61%
U.S.
EMA
Latin America
Asia

## 2014 Revenue Mix:


25%
75%
Instruments
Reagents/Kits

**Geographic diversification:**
- Strength & size of U.S. market
- Emerging markets fastest growing

**Broad installed instrument base**
- Supports expansion of recurring kit and reagent sales

Erba® Diagnostics

# Delivering Profitable Growth



Fig's in Millions
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
2011
2012
2013
H1 2014
Revenue
Gross Profit
Income

# ERBA Family of Companies


Erba Mannheim
TRANSASIA
Erba Rus
Erba Diagnostics
Erba Diagnostics France
Erba dds
Erba Lachema
Delta Biologicals
Diamedix
ImmunoVision
DREW
JAS Diagnostics, Inc.
Erba Mexico

# Management

**Mr. Suresh Vazirani: Chairman & Managing Director**

Suresh Vazirani was appointed to ERBA's Board of Directors and named Executive Chairman of the Board of Directors on September 1, 2010. Since 1985, Mr. Vazirani has been the Chairman and Managing Director of Transasia Bio-Medicals Ltd., a diversified research and development based, export oriented in vitro diagnostics company headquartered in India, ERBA's ultimate controlling shareholder. Additionally, Mr. Vazirani has served as the Chief Executive Officer of ERBA Diagnostics Mannheim GmbH, an in vitro diagnostics company headquartered in Germany and wholly owned subsidiary of Transasia, since 2002.

**Mohan Gopalkrishnan: CEO**

Mohan Gopalkrishnan has served as ERBA's CEO effective June 1, 2014. Prior to his appointment as CEO, Mohan was Vice President of Operations since October 22, 2012. Prior to joining ERBA, Mohan had spent 15 years with Becton Dickinson in a number of leadership roles including Senior Director with global responsibility for the pre-analytical systems business unit, Business Director of the Asia-Pacific region, ERP Leader of the Asia-Pacific region and General Manager of the medical/surgical division, India.

# Expected Milestones

## Product Development

| | |
|---|---|
| ➢ XL 200 Chemistry Analyzer 510(k) | Q2 2014 ✔ |
| ➢ Diabetes instruments & Reagents (Europe) | Q4 2014 |
| ➢ Diabetes instruments & Reagents (U.S.) | 1H 2015 |
| ➢ New Urinalysis System | 2015 |
| ➢ New Coagulation System | 2016 |

## Geographic

| | |
|---|---|
| ➢ Mexico | 1H 2014 ✔ |
| ➢ Brazil | Q3 2014 ✔ |

## Operations

| | |
|---|---|
| ➢ Consolidate manufacturing | Q4 2014 ✔ |
| ➢ Hire VP Sales and Marketing | Q3 2014 ✔ |
| ➢ Hire Operations Head | Q4 2014 ✔ |

Erba® Diagnostics

# Growth-Stage In Vitro Diagnostics Business

| | |
|---|---|
| **Profitable Global Co.** | ➢ Profitable beginning 2013 after acquisition integration |
| **Rich Product Line** | ➢ One-stop shop<br>➢ 200+ U.S. 510Ks, 400+ CE Marked products |
| **Delivering Growth** | ➢ New products, regions & acquisitions<br>➢ Target revenue growth > 20%, Target GM > 45% |
| **Expanding Dx Market** | ➢ $75 billion WW addressable market by 2018 |

Erba® Diagnostics

Erba® Diagnostics

Mohan Gopalkrishnan, Chief Executive Officer

October 29-30, 2014